SECURITIES AND EXCHANGE COMMISSION
                     WASHINGTON, D.C. 20549

                           FORM 8-K/A
                         AMENDMENT NO. 1


                         CURRENT REPORT
               PURSUANT TO SECTION 13 OR 15(d) OF
               THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  APRIL 6, 1998

                       __________________

                     ATLANTIS PLASTICS, INC.
     (Exact name of registrant as specified in its charter)

                             FLORIDA
         (State or other jurisdiction of incorporation)

     001-09487                          06-1088270
(Commission File Number)      (IRS Employer Identification No.)

                         1870 THE EXCHANGE, SUITE 200
               ATLANTA, GEORGIA                          30339
          (Address of principal executive offices)     (Zip Code)

                         (800) 497-7659
       Registrant's telephone number, including area code


  ____________________________________________________________
  (Former name or former address, if changed since last report)






















ITEM 4.   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

     This Amendment No. 1 amends the Report on Form 8-K filed with the Securities and Exchange Commission on April 8, 1998 by Atlantis Plastics, Inc. (the "Company") regarding a change in Company's certifying accountant.

     The accounting firm of Coopers & Lybrand L.L.P. ("Coopers & Lybrand") served the Company as its independent accountants with respect to calendar years 1990-1997 and the interim period through April 6, 1998. Effective April 6, 1998, Coopers & Lybrand was dismissed by the Company's Board of Directors (pursuant to a duly authorized telephone conference call on April 6, 1998) based upon the recommendation of the Audit Committee (which recommendation was made pursuant to a duly authorized telephone conference call on April 6, 1998). During the Company's two most recent calendar years and the subsequent period through April 6, 1998, there were no (i) disagreements between the Company and Coopers & Lybrand on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Coopers & Lybrand, would have caused it to make reference to the subject matter of the disagreement in connection with its reports, or (ii) reportable events as defined in paragraph (a)(1)(v) of Item 304 of Regulation S-K. Coopers & Lybrand's reports on the financial statements of the Company for the two most recent calendar years did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles. Upon recommendation by the Audit Committee effective April 6, 1998, the Company's Board of Directors engaged Ernst & Young LLP ("Ernst & Young") as the Company's independent accountants for calendar year 1998. During the Company's two most recent years and all subsequent periods, Ernst & Young was not consulted regarding any matters set forth in paragraphs (a)(2)(i) or (ii) of Item 304 of Regulation S-K.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
          EXHIBITS

     (a) & (b) None.

     (c)       Exhibits

               16   Acknowledgment Letter from Coopers &
                    Lybrand L.L.P. regarding its
                    dismissal as the Company's
                    independent public accountants.








                           SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   ATLANTIS PLASTICS, INC.



Dated:  May 6, 1998                By:/s/Paul Rudovsky
                                       Paul Rudovsky
                                       Executive Vice President,
                                       Finance and Administration








































                           EXHIBIT 16


May 6, 1998

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C.  20549

Commissioners:

We have read the statements made by Atlantis Plastics, Inc. (copy attached), which we understand will be filed with the Commission, pursuant to Item 4 of Form 8-K/A, as part of the Company's Form 8-K/A report dated May 6, 1998. We agree with the statements concerning our Firm in such Form 8-K/A.

Very truly yours,


/s/COOPERS & LYBRAND L.L.P.
COOPERS & LYBRAND L.L.P.